UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

LendingClub Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

LENDINGCLUB CORPORATION

2025 Annual Meeting
Vote by June 2, 2025
11:59 PM ET

LENDINGCLUB CORPORATION
595 MARKET STREET, SUITE 200
SAN FRANCISCO, CA 94105

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You invested in LENDINGCLUB CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 3, 2025
10:00 AM PT

Virtually at:
www.virtualshareholdermeeting.com/LC2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class II Directors	
	Nominees:	
1a.	Stephen Cutler	For
1b.	John C. (Hans) Morris	For
1c.	Erin Selleck	For
1d.	Janey Whiteside	For
2.	Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	For
3.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
4.	Approval of an amendment and restatement of our Eighth Amended and Restated Certificate of Incorporation (the Declassification Amendment) that would phase in the declassification of our Board.	For
5.	Approval of an amendment and restatement of our Eighth Amended and Restated Certificate of Incorporation (the Supermajority Voting Amendment) that would remove the supermajority voting requirements to amend our Eighth Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws.	For

NOTE: Transact such other business as may properly come before the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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